SCHEDULE 14A
                              (Rule 14a-101)
                INFORMATION REQUIRED IN PROXY STATEMENTS

                         SCHEDULE 14A INFORMATION

       PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )


  Filed  by  the  Registrant  [ X ]
  Filed  by a  Party  other  than  the Registrant [   ]

  Check the appropriate box:

     [   ]  Preliminary Proxy Statement

     [   ]  Confidential, For Use of the Commission Only (as Permitted
            by Rule 14a-6(e)(2))

     [ X ]  Definitive Proxy Statement

     [   ]  Definitive Additional Materials

     [   ]  Soliciting Material Under Rule 14a-12


                          UNITED-GUARDIAN, INC.
             -----------------------------------------------
             (Name of Registrant as specified in Its Charter)

 -----------------------------------------------------------------------
 (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [ X ]  No fee required.

     [      ]  Fee  computed  on  table  below  per  Exchange  Act  Rules
            14a-6(i)(1) and 0-11.

            (1) Title of each class of securities to which transaction applies:

            ---------------------------------------------------------------

            (2)  Aggregate number of securities to which transaction applies:

            ---------------------------------------------------------------

            (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

            ---------------------------------------------------------------

            (4)   Proposed maximum aggregate value of transaction:

            ---------------------------------------------------------------

            (5)   Total fee paid:

            ---------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

            (1)  Amount Previously Paid:

            ---------------------------------------------------------------

            (2)  Form, Schedule or Registration Statement No.:

            ---------------------------------------------------------------

            (3)  Filing Party:

            ---------------------------------------------------------------

            (4)  Date Filed:

            ---------------------------------------------------------------

                         UNITED-GUARDIAN, INC.
       230 Marcus Boulevard - P.O. Box 18050 - Hauppauge, NY 11788

                 NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                         -----------------------
                         To Be Held May 16, 2001
                         -----------------------


To the Stockholders of UNITED-GUARDIAN, INC.:

     You are hereby notified that the annual meeting of the stockholders of UNITED-GUARDIAN, INC., a Delaware corporation (the "Company"), will be held at the Huntington Hilton Hotel, 598 Broad Hollow Road, Melville, NY 11747 on Wednesday, May 16, 2001 at 10:00 A.M. local time, for the following purposes:

     1.   To elect  nine (9)  directors  to serve  until the next  annual
          meeting  of  the   stockholders   and  until  their  respective
          successors are elected and qualified;

     2. To ratify the selection by the Company of Grant Thornton LLP, independent certified public accountants, to audit the financial statements of the Company for the fiscal year ending December 31, 2001; and

     3. To transact such other matters as may properly come before the meeting or any adjournment thereof.

     Only stockholders of record at the close of business on March 30, 2001 are entitled to notice of and to vote at the meeting.


                                        By order of the Board of Directors
                                        Robert S. Rubinger, Secretary

Dated: April 16, 2001



                            RETURN OF PROXIES

            A Proxy and Business Reply Envelope are enclosed for your use if you do not plan to attend the Annual Meeting in person. We urge each stockholder who is unable to attend the Annual Meeting to vote promptly by signing and returning his or her proxy, regardless of the number of shares held.


                           UNITED-GUARDIAN, INC.
        230 Marcus Boulevard - P.O. Box 18050 - Hauppauge, NY 11788
                              (631) 273-0900

                             Proxy Statement

     The enclosed proxy is solicited by the Board of Directors of UNITED-GUARDIAN, INC. (the "Company") for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at 10:00 A.M., local time, on Wednesday, May 16, 2001, at the Huntington Hilton Hotel, 598 Broad Hollow Road, Melville, NY 11747, and at any adjournments thereof. A proxy granted hereunder is revocable at any time before it is voted by (a) a duly executed proxy bearing a later date, (b) written notice to the Secretary of the Company received by the Company at any time before such proxy is voted at the Annual Meeting, or (c) revocation in person at the Annual Meeting.

     It is anticipated that the mailing of this Proxy Statement and the accompanying Proxy to Stockholders will commence on or about April 16, 2001.

                         SOLICITATION OF PROXIES


     The persons named as proxies are Dr. Alfred R. Globus and Kenneth H.
Globus.

     All shares represented by properly executed, unrevoked proxies received in proper form and in time for use at the Annual Meeting will be voted in accordance with the directions specified thereon and otherwise in accordance with the judgment of the persons designated as proxies. Any proxy on which no direction is specified will be voted in the favor of the nominees to the Board of Directors listed in this Proxy Statement and in favor of the other proposals set forth in the Notice of Annual Meeting.

     The cost of preparing, assembling and mailing the Notice of Annual Meeting, Proxy Statement, proxy card and other materials enclosed, will be borne by the Company. In addition to the solicitation of proxies by use of the mails, officers and employees of the Company may solicit proxies by telephone, telegram or personal interview. The Company will request brokerage houses and other custodians, nominees and fiduciaries to forward soliciting materials to the beneficial owners of stock held of record by such persons, and will reimburse such persons for their expenses in forwarding soliciting material.

                  VOTING SECURITIES AND PRINCIPAL STOCKHOLDERS
                  --------------------------------------------

Outstanding Shares And Voting Rights
------------------------------------

     Only holders of record of the Company's Common Stock, par value $.10 per share ("Common Stock"), at the close of business on March 30, 2001, will be entitled to notice of and to vote at the Annual Meeting. On March 30, 2001, there were 4,865,839 shares of Common Stock outstanding. Each outstanding share of Common Stock is entitled to one vote on all matters, which vote may be given in person or by proxy. There are no cumulative voting rights.

     The nine (9) nominees for director receiving the greatest number of votes cast by the holders of Common Stock will be elected directors.

     The affirmative vote of the holders of a majority of shares of Common Stock eligible to vote at the Annual Meeting is necessary for the approval of the proposal to ratify the selection by the Company of Grant Thornton LLP to audit the financial statements of the Company for the fiscal year ending December 31, 2001.

     Under Delaware law, shares as to which a stockholder abstains or withholds authority to vote and shares as to which a broker indicates that it does not have discretionary authority to vote ("broker non-votes") will be treated as present at the Annual Meeting for the purposes of determining a quorum. Proxies marked "Withhold Authority" with respect to the election of one or more directors will not be counted in determining who are the nine persons who received the greatest number of votes in the election of directors. Proxies marked "Abstain" with respect to the ratification of the selection of Grant Thornton LLP to audit the financial statements of the Company for the fiscal year ending December 31, 2001, will have the effect of a vote against ratification.

Principal Stockholders
----------------------

     The following table sets forth the shares of the Company's Common Stock owned beneficially by each person who, as of March 1, 2001, owned of record or is known to have owned beneficially more than 5% of the outstanding Common Stock.

Name and Address
of Beneficial Owner        Amount Beneficially Owned    Percentage of Class
-------------------        -------------------------    -------------------

Dr. Alfred R. Globus           1,551,326 (1)                   31.7%
26-53 210th Street
Bayside, NY 11360

Kenneth H. Globus                596,053 (2)                   12.2%
19 McCulloch Dr.
Dix Hills, NY 11746

(1) Includes 14,084 shares owned by the Globus Foundation, of which Dr. Globus is President, and 882 shares owned by the University of Science and Theology, of which he is President and Director.

(2) Includes currently exercisable options to purchase 10,000 shares of Common Stock.

Security Ownership Of Management
--------------------------------

The following information is furnished with respect to ownership of shares of Common Stock as of March 1, 2001, by each Director and by all Directors and Officers of the Company as a group (11 persons). Ownership of shares by the persons named below includes sole voting and investment power held by such persons.

               Name                  Number of Shares     Percent of Class
         --------------------        ----------------     ----------------
         Dr. Alfred R. Globus         1,551,326 (1)               31.7%
         Henry P. Globus                  2,940 (2)                 *
         Benjamin Wm. Mehlman             1,587                     *
         Charles W. Castanza             11,005 (2)                 *
         Robert S. Rubinger              12,037 (2)                 *
         Kenneth H. Globus              596,053 (2)               12.2%
         Alan E. Katz                     6,000                     *
         Lawrence F. Maietta              4,000 (2)                 *
         Arthur Dresner                   7,000 (2)                 *

         All officers and directors
           as a group (11 persons)    2,206,251 (1)(2)            45.0%
* Less than one percent (1%)

     (1) Includes 14,084 shares owned by the Globus Foundation of which Dr. Globus is President, and 882 shares owned by the University of Science and Theology, of which he is President and Director.

     (2) Includes currently exercisable options to purchase the number of shares of Common Stock set forth after each person's name and all Officers and Directors as a group: Charles W. Castanza-10,000; Robert S. Rubinger - 7,000; Kenneth H. Globus - 10,000; Henry P. Globus - 2,000; Lawrence F. Maietta - 2,000; Arthur Dresner - 2,000; and all Officers and Directors as a group - 40,000.

                     DIRECTORS AND EXECUTIVE OFFICERS
                     --------------------------------

Nominees For Election As Directors
----------------------------------

     Nine directors are to be elected to serve until the next Annual Meeting of Stockholders and until their successors have been elected and qualified. Set forth in the table below are the names of all nominees designated by management for election as directors, the principal occupation or employment of each nominee for the past five years, his present positions with the Company and the year he was first elected a director.

                                                                      Year First
Name and Position                Principal Occupation During          Elected a
with the Company           Age         the Past Five Years             Director
---------------            ---   ---------------------------          ----------

Dr. Alfred R. Globus       80       From July 1988 to date,                1942
C.E.O. and Director                 Chairman of the Board
                                    and C.E.O. of the
                                    Company. For more than
                                    5  years prior thereto,
                                    Chairman of the Board and
                                    President. From February 1982
                                    to November 1997 Chief Financial
                                    Officer of the Company.

Henry P. Globus            78       From July 1988 to date,                1947
Director                            business consultant.
                                    For  more  than  five   years   prior
                                    thereto,  Executive Vice President of
                                    the Company.

Benjamin Wm. Mehlman       90       Retired since February 1999.           1964
Director                            Formerly Counsel to the New York
                                    law firm of Wilfred T. Friedman
                                    P.C., and its predecessor, Friedman
                                    and Shaftan, P.C. for more than
                                    five years prior thereto.

Charles W. Castanza        68       From March 2000 to date, Senior Vice   1982
Senior Vice President               President of the Company. From April
and Director                        1986 to March 2000, Vice
                                    President  of the  Company.  For more
                                    than  five   years   prior   thereto,
                                    Operations  Manager  of  Chemicals  &
                                    Pharmaceuticals for the Company.

Robert S. Rubinger         58       From July 1988 to date, Executive      1982
Secretary, Treasurer and            Vice President and Secretary.  For
Director                            more than five years prior thereto,
                                    Vice President and Secretary of the
                                    Company. Treasurer of the Company
                                    since May 1994.

Kenneth H. Globus          49       From July 1988 to date, President      1984
President, Chief                    and General Counsel of the Company.
Financial Officer                   For more  than 5 years  prior
and Director                        thereto,  Vice  President and
                                    General    Counsel   of   the
                                    Company. Chief Financial Officer
                                    since November 1997.

Alan E. Katz               57       Partner in the law firm of             1994
Director                            Greenfield Stein & Senior, LLP,
                                    New York, NY since 1984.

Lawrence F. Maietta        43       Partner in the accounting firm of      1994
Director                            Bonamasssa & Maietta, CPA's,
                                    Brooklyn, NY, since October 1991. For
                                    more  than  5  years  prior  thereto,
                                    partner  in the  accounting  firm  of
                                    Wilfred Wyler & Co. Controller of the
                                    Company from October 1991 to November
                                    1997.

Arthur Dresner             59       Engaged as "Of Counsel" to the law     1997
Director                            firm of Reed Smith, LLP, New York,
                                    NY (formerly  McAuley Nissen Goldberg
                                    & Hand) since June 1998.  Attorney in
                                    private   practice  and   independent
                                    business   consultant  since  January
                                    1997.  For  more  than 5 years  prior
                                    thereto,    a   Vice   President   in
                                    corporate   development  and  general
                                    management of International Specialty
                                    Products Inc., Wayne, N.J.

     Dr. Alfred R. Globus and Henry P. Globus are brothers. Kenneth H. Globus is the son of Henry P. Globus and the nephew of Dr. Alfred R. Globus. There are no other family relationships between any Director or Officer of the Company.

Section 16(a) Beneficial Ownership Reporting Compliance
-------------------------------------------------------

     Section 16(a) of the Securities Exchange Act of 1934 (the "Act") requires the Company's officers, directors and persons who own more than 10% of a class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Officers, directors and greater than 10% stockholders are required by SEC regulations to furnish the Company with copies of all
Section 16(a) forms they file. Based on (i) a review of copies of Forms 3, 4, and 5 and any amendments thereto furnished to the Company and (ii) statements signed by each responsible person regarding his or her obligation to file Forms 3, 4, and 5 during the fiscal year ended December 31, 2000, the Company believes that all persons subject to the reporting requirements pursuant to Section 16(a) filed the required reports on a timely basis with the SEC except as follows: Alfred R. Globus failed to file a Form 4 on a timely basis in connection with the disposition of common stock in September 2000. A Form 5 was filed in connection with this disposition.

Meetings and Compensation
-------------------------

     During the fiscal year ended December 31, 2000, the Board of Directors held four meetings. All Directors attended all of the meetings.

     The Board of Directors has an Audit Committee to meet and review with the Company's independent auditors the plan, scope and results of its audits. Members of the Audit Committee are Messrs. Benjamin Wm. Mehlman, Alan E. Katz, Lawrence F. Maietta, and Arthur Dresner. There was one meeting of the Audit Committee during the fiscal year ended December 31, 2000. Committee members receive a fee of $500.00 for attending each meeting.

     The Board of Directors has a Stock Option Committee which meets periodically to grant options under the 1993 Employee Incentive Stock Option Plan and the Non-Statutory Stock Option Plan For Directors. The committee consists of two directors. No fee is paid to such committee members. There were no Stock Option Committee meetings during the fiscal year ended December 31, 2000.

     The Board of Directors formed a Compensation Committee in 1999 for the purpose of recommending to the Board the compensation for corporate officers for the ensuing year. Members of the Compensation Committee are Messrs. Alan E. Katz, Lawrence F. Maietta, and Arthur Dresner. Kenneth H. Globus serves as advisor to the Committee representing management. The Committee held one meeting in 2000. Commitee members receive a fee of $500.00 for attending each meeting.

     The Board does not have a Nominating Committee.

Audit Committee Report
----------------------

     The Audit Committee of the Board of Directors is comprised of four directors: Benjamin Wm. Mehlman, Alan E. Katz, Lawrence F. Maietta, and Arthur Dresner. All of the Audit Committee members are independent as that term is defined in Section 121(A) of the listing standards of the American Stock Exchange.

     The Audit Committee assists the Board of Directors in fulfilling its oversight responsibilities by reviewing the Company's consolidated financial reports, its internal financial and accounting controls, and its auditing, accounting and financial reporting processes generally. In May 2000, the Board of Directors approved and adopted a written Audit Committee Charter, which is attached to this Proxy Statement as Exhibit A.

     In discharging its oversight responsibilities regarding the audit process, the Audit Committee reviewed and discussed the audited consolidated financial statements of the Company as of and for the year ended December 31, 2000, with Company management and Grant Thornton LLP ("Grant"), the independent auditors. The Audit Committee received the written disclosures and the letter from Grant required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, discussed with Grant any relationships which might impair that firm's independence from management and the Company and satisfied itself as to the auditors' independence. The Audit Committee reviewed and discussed with Grant all communications required by generally accepted auditing standards, including Statement on Auditing Standards No. 61, Communications with Audit Committees, as amended.

     Based upon these reviews and discussions, the Audit Committee recommended to the Board of Directors that the Company's audited consolidated financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2000 for filing with the Securities and Exchange Commission.

/s/ Benjamin Wm. Mehlman              /s/ Lawrence F. Maietta
/s/ Alan E. Katz                      /s/ Arthur Dresner

     The foregoing Audit Committee Report shall not be deemed "filed" with the Securities and Exchange Commission or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934.

Principal Accounting Firm Fees
------------------------------

     The following table sets forth the aggregate fees, including out-of-pocket expenses, billed to the Company for the fiscal year ended December 31, 2000 by the Company's principal accountants, Grant Thornton LLP.

     Audit Fees                                $35,000
     Financial Information Systems Design
        and Implementation Fees                $     0 (a)
     All Other Fees                            $ 2,500 (a)
                                               -------
                                               $37,500

(a) The Audit Committee has considered whether the provision of these services is compatible with maintaining the principal accountants' independence.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Summary Compensation Table
--------------------------

     The following table sets forth for the three years ended December 31, 2000 certain information concerning the compensation paid or accrued to the Chief Executive Officer of the Company and the other executive officers of the Company whose total salary and bonus for the fiscal year ended December 31, 2000 exceeded $100,000.

                           Annual Compensation                 Long-Term Compensation
                      -----------------------------    ------------------------------------
                                                             Awards               Payouts
                                                       --------------------   ---------------

(a)                   (b)     (c)         (d)    (e)      (f)         (g)        (h)      (i)
                                                Other                Securities           All
Name and                                        Annual   Restricted  Underlying           Other
  Principal                                     Compen-  Stock       Options     LTIP     Compen-
  Position            Year*   Salary     Bonus  sation   Award(s)    /SARs       Payouts  sation
                              ($)         ($)    ($)      ($)         (#)         ($)      ($)
Alfred R. Globus,     1998    $ 97,015    --     -- 1      --         --          --        --
  Chief Executive     1999    $ 98,489   5,000   -- 1      --         --          --        --
  Officer             2000    $122,111   5,000   -- 1      --         --          --        --

Kenneth H. Globus,    1998    $150,196    --     -- 1      --         --          --      $2,947 2
  President           1999    $165,952  15,000   -- 1      --        2,000        --      $3,091 2
                      2000    $179,968  25,000   -- 1      --         --          --      $3,400 2

Robert S. Rubinger,   1998    $102,671    --     -- 1      --         --          --      $2,053 2
  Executive Vice      1999    $108,733   5,000   -- 1      --        2,000        --      $2,275 2
  President           2000    $117,940   7,000   -- 1      --         --          --      $2,412 2

* Year ended on December 31 of such year.

     1 The amount of personal benefits received by Alfred R. Globus, Kenneth H. Globus and Robert S. Rubinger for these periods did not exceed reporting thresholds.

     2 Under its 401(k) Plan for all of its employees, the Company makes a contribution of up to 2% of each employee's weekly pay for an employee's elective deferral of 4% of weekly pay. This amount represents the Company's contribution for each year.


Stock Options
-------------

     During the fiscal year ended December 31, 2000 the Company did not grant Options to purchase Common Stock under either the 1993 Employee Incentive Stock Option Plan or the Non-Statutory Stock Option Plan For Directors. The following table sets forth certain information with respect to options to purchase Common Stock held on December 31, 2000 by each of the named executives officers in the Summary Compensation table above.

                                                                 Value of
                   Number of Securities Underlying   Unexercised in-the-Money
                     Unexercised Options/SARs at         Options/SARs at
                        December 31, 2000               December 31, 2000
Name                 Exercisable/Unexercisable       Exercisable/Unexercisable
----                 -------------------------       -------------------------

Alfred R. Globus                0/0                             $ 0/0

Kenneth H. Globus           10,000/0                         $41,250/0

Robert S. Rubinger           7,000/0                         $28,875/0


Compensation of Directors
-------------------------

     Non-officer directors receive a fee of $1,000.00 for each meeting attended. All other directors receive $500.00 for each meeting.

                         APPOINTMENT OF AUDITORS
                         -----------------------

     The firm of Grant Thornton LLP, independent certified public accountants, of Melville, N.Y., has been selected by the Board of Directors to be the independent auditors of the Company for the fiscal year ending December 31, 2001. The selection of such firm is subject to ratification by the stockholders at the Annual Meeting. Management believes that the firm is well qualified and recommends a vote in favor of the ratification.

     Representatives of Grant Thornton LLP are expected to be present at the Annual Meeting and will have an opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions.

                      ANNUAL REPORT TO STOCKHOLDERS
                      -----------------------------

     The Annual Report to Stockholders for the fiscal year ended December 31, 2000 accompanies this Proxy Statement.

                          STOCKHOLDER PROPOSALS
                          ---------------------

     Proposals of stockholders for possible consideration at the 2002 Annual Meeting (expected to be held in May 2002) must be received by the Secretary of the Company not later than December 17, 2001 to be considered for inclusion in the proxy statement for that meeting if appropriate for consideration under applicable securities laws. The proxy for the 2002 Annual Meeting may confer discretionary authority to the proxy holders for that meeting with respect to voting on any stockholder proposal received by the Secretary of the Company after March 2, 2002.

                              OTHER BUSINESS
                              --------------

     Management of the Company knows of no business other than that referred to in the foregoing Notice of Annual Meeting and Proxy Statement that may come before the Annual Meeting.

                                       By order of the Board of Directors
                                       Robert S. Rubinger, Secretary

Dated:  April 16, 2001



                          UNITED-GUARDIAN, INC.

        THE COMPANY WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 2000, INCLUDING FINANCIAL STATEMENTS AND FINANCIAL STATEMENT SCHEDULES, BUT EXCLUDING EXHIBITS, TO EACH STOCKHOLDER WHO REQUESTS THE 10-KSB IN WRITING ADDRESSED TO ROBERT S. RUBINGER, CORPORATE SECRETARY, UNITED-GUARDIAN, INC., P.O. BOX 18050, HAUPPAUGE, NEW YORK 11788.


                          UNITED-GUARDIAN, INC.
         230 Marcus Blvd. - P. 0. Box 18050 - Hauppauge, NY 11788

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Dr. Alfred R. Globus and Kenneth H. Globus, and each of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of common stock of United-Guardian, Inc. held of record by the undersigned on March 30, 2001 at the annual meeting of stockholders to be held on Wednesday, May 16, 2001, 10:00 a.m. local time at the Huntington Hilton Hotel, 598 Broad Hollow Road, Melville, N.Y. 11747, or any adjournment thereof.

1.    ELECTION OF DIRECTORS.
                                   _                                   _
    FOR all nominees listed below |_| WITHHOLD AUTHORITY to vote for |_| (except as marked to the all nominees listed below contrary below)

           (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL
             NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME BELOW.)


     Dr. Alfred R. Globus   Charles W. Castanza    Arthur Dresner
     Henry P. Globus        Robert S. Rubinger     Alan E. Katz
     Benjamin Wm. Mehlman   Kenneth H. Globus      Lawrence F. Maietta

2. PROPOSAL TO APPROVE THE APPOINTMENT OF GRANT THORNTON LLP AS THE INDEPENDENT PUBLIC ACCOUNTANTS OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2001.
                         _                  _                 _
                    FOR |_|        AGAINST |_|       ABSTAIN |_|

      In their discretion, the proxies are authorized to vote upon matters incident to the conduct of the meeting and upon such other business (which the Board of Directors did not know, prior to making this solicitation, would come before the meeting) as may properly come before the meeting or any adjournment thereof.

    This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR proposals 1 and 2.

                                    DATED:___________________________ 2001


                                    --------------------------------------
                                                  Signature

                                    --------------------------------------
                                                  Signature

                                    Please sign  exactly as name  appears
                                    hereon. When shares are held by joint
                                    tenants,   both  should  sign.   When
                                    signing   as   attorney,    executor,
                                    administrator,  trustee or  guardian,
                                    please   give   full   title.   If  a
                                    corporation,   please  sign  in  full
                                    corporate  name by president or other
                                    authorized  officer. If a partnership
                                    please  sign in  partnership  name by
                                    authorized person.

     Please mark, sign, date and return the proxy card promptly, using the enclosed envelope.

                                Exhibit A
                                ---------

                      CHARTER OF THE AUDIT COMMITTEE
                       OF THE BOARD OF DIRECTORS OF
                          UNITED-GUARDIAN, INC.


1.       Organization

There shall be a committee of the board of directors ("Board") of United-Guardian, Inc. ("Corporation") to be known as the Audit Committee ("Committee"). The Committee shall be composed of three or more directors, the majority of whom shall be independent of the management of the Corporation and free of any relationship that, pursuant to applicable regulations, or in the opinion of the Board, would interfere with their exercise of independent judgment as a Committee member.

2.       Purpose

The primary function of the Committee is to assist the Board in fulfilling its oversight responsibilities by reviewing: (a) the financial reports and other financial information provided by the Corporation to the Securities and Exchange Commission and/or the American Stock Exchange, (b) the Corporation's systems of internal controls regarding finance and accounting; and (c) the Corporation's auditing, accounting and financial reporting processes generally. The Committee's primary duties and responsibilities are to:

     (a) Serve as an independent and objective party to monitor the Corporation's financial reporting process and internal control system, as set forth above;

     (b) Review and appraise the audit efforts of the Corporation's independent auditors; and

     (c) Encourage a free and open means of communication among the independent accountants, the Corporation's senior management and the Board.

3.       Meetings

The Committee shall meet at least once annually to review the results for the prior fiscal year, or more frequently as circumstances require. The Committee may ask members of management or others to attend meetings and provide pertinent information as necessary, possibly in separate executive sessions to discuss any matters that the Committee or management believes should be discussed privately. In addition, the Chair of the Committee shall meet in person or by conference call with the independent accountants and management quarterly to review the 10-Q prior to its filing or prior to the release of earnings. The Chair of the Committee shall then inform the entire Committee in person or by conference call of the results of this review.

4.       Responsibilities and Duties

To fulfill its responsibilities and duties the Committee shall:

     (a) Meet in person or by conference call with the independent auditors and senior management of the Corporation to review the scope of the proposed audit for the current year and the audit procedures to be utilized;

     (b) At the conclusion of the audit, the Committee shall meet with the independent auditors to review:

          (1) significant findings during the year and any comments or recommendations of the independent auditors, including the status of previous audit recommendations;

          (2) difficulties encountered in the course of audit work, including any restrictions on the scope of activities or access to required information;

          (3) changes required in the planned scope of the internal audit plan for the current year;

          (4) the effectiveness of the accounting and financial controls of the Corporation and any recommendations by the independent auditors for the improvement of such controls; and

          (5) the results of the monitoring of compliance with the AICPA's Code of Ethical Conduct;

      (c) Review the financial statements contained in the annual report to shareholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders. Any changes in accounting principles also should be reviewed;

      (d) Provide sufficient opportunity for the independent auditors to meet with the members of the Committee without members of management present. Among the items to be discussed in these meetings are the independent auditors' evaluation of the Corporations's financial and accounting personnel;

      (e) Submit the minutes of all meetings of the Committee to, or discuss the matters discussed at each Committee meeting with, the Board;

      (f) Inquire of management about significant risks or exposures and assess the steps management has taken to minimize such risk to the Corporation;

      (g) Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate; and

      (h) Review annually, and if deemed advisable by the Committee, amend the Committee's Charter.